Exhibit 24

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933, not to exceed ten million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Long Term Incentive Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 23rd day of February 2023.

/s/ Timothy P. Cawley

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933, not to exceed ten million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Long Term Incentive Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 10th day of May 2023.

/s/ Robert Hoglund

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933, not to exceed ten million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Long Term Incentive Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 10th day of May 2023.

/s/ Joseph Miller

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933, not to exceed ten million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Long Term Incentive Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 5th day of February 2023.

/s/ Ellen V. Futter

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933, not to exceed ten million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Long Term Incentive Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 9th day of February 2023.

/s/ John F. Killian

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933, not to exceed ten million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Long Term Incentive Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 6th day of February 2023.

/s/ Karol Mason

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933, not to exceed ten million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Long Term Incentive Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 2nd day of February 2023.

/s/ Dwight A. McBride

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933, not to exceed ten million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Long Term Incentive Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 9th day of February 2023.

/s/ William J. Mulrow

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933, not to exceed ten million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Long Term Incentive Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 2nd day of February 2023.

/s/ Armando J. Olivera

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933, not to exceed ten million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Long Term Incentive Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 2nd day of February 2023.

/s/ Michael W. Ranger

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933, not to exceed ten million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Long Term Incentive Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 3rd day of February 2023.

/s/ Linda S. Sanford

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933, not to exceed ten million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Long Term Incentive Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 9th day of February 2023.

/s/ Deirdre Stanley

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933, not to exceed ten million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Long Term Incentive Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 2nd day of February 2023.

/s/ L. Frederick Sutherland